[EATON VANCE DOOR       Investing
LOGO APPEARS HERE]      for the
                        21st
                        Century




                                   [PHOTO OF STOCK CERTIFICATES APPEAR HERE]


Annual Report January 31, 1999



[PHOTO OF PAUL REVERE             EATON VANCE
STATUE APPEARS HERE]              HIGH YIELD
                                  MUNICIPALS
                                     FUND



[PHOTO OF BOSTON SKYLINE APPEARS HERE]

Eaton Vance High Yield Municipals Fund as of January 31, 1999

Letter to Shareholders

[PHOTO APPEARS HERE]

Thomas J. Fetter
President

Eaton Vance High Yield Municipals Fund, Class A, had a total return of 4.2% for the year ended January 31, 1999. That return was the result of a decline in net asset value (NAV) from $11.57 on January 31, 1998 to $11.38 on January 31, 1999, and the reinvestment of $0.661 in tax-exempt dividends./1/

Class B shares had a total return of 3.4% for the year, the result of a decline in NAV from $11.52 to $11.33, and the reinvestment of $0.577 in tax-exempt dividends./1/

Class C shares had a total return of 3.2% for the year, the result of a decline in NAV from $10.68 to $10.49, and the reinvestment of $0.527 in tax-exempt dividends distributions./1/

Based on the Fund's most recent dividends and net asset values of $11.38, $11.33, and $10.49, respectively, the Fund's Class A, B, and C shares had distribution rates of 5.76%, 4.99%, and 4.91%, respectively, at January 31, 1999.2 SEC 30-day yields for Classes A, B, and C were 5.34%, 4.84%, and 4.77%, respectively, at January 31, 1999./3/

Municipal bonds are now among the most undervalued asset classes...

As the year ended, municipal bonds represented one of the most undervalued asset classes in the financial markets. Historically, municipal bond yields have averaged around 85% of Treasury bond yields. However, in the flight to Treasuries that characterized the bond market in late 1998, that ratio has been skewed dramatically, especially among the high-yield segment of the municipal market. At January 31, 1999, representative 30-year tax-exempt bonds were yielding 5.1%, or 100% of 30-year Treasury yields! Considering their tax-exemption, that is one of the true market anomalies of the decade. By any measure of historical valuation, municipal bonds today represent a remarkable bargain.

Taxes remain high, while tax reform is again stalled in Congress...

The election year promises of tax cuts appear to have reached a roadblock in Washington. Meanwhile, it is estimated that the average American worked until May 10 to pay his or her taxes in 1998, according to the Tax Foundation. That poses an enormous financial burden - and an increasing challenge for those who may be simultaneously paying for college tuition, caring for elderly parents, or trying to plan for their own retirement.

Amid low inflation and growing federal budget surpluses, we believe that the outlook for bonds remains attractive. At their recent levels, municipal bonds are especially appealing. Moreover, municipal bonds remain an excellent fixed-income alternative - to diversify one's investment portfolio and to help lower one's tax burden.

Sincerely,

/s/ Thomas J. Fetter

Thomas J. Fetter
President
March 9, 1999


Fund Information
as of January 31, 1999

Performance/4/                                    Class A    Class B    Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                            4.2%       3.4%       3.2%
Life of Fund+                                      10.5        9.5        8.4

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                           -0.8%      -1.5%       2.2%
Life of Fund+                                       8.9        8.8        8.4
+Inception dates: Class A:
8/7/95; Class B: 8/7/95; Class C: 6/18/97

Five Largest Sector Weightings/5/
--------------------------------------------------------------------------------
Industrial Development Revenue                     18.4%
Senior Living/Life Care                            10.6%
Escrowed/Prerefunded                               10.3%
Hospitals                                           9.5%
Miscellaneous                                       9.2%

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.86% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

/1/ These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /4/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC. /5/ Five largest sector weightings account for 58.0% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance High Yield Municipals Fund as of January 31, 1999

Management Discussion

[PHOTO APPEARS HERE]

Thomas M. Metzold
Portfolio Manager

An interview with Thomas M. Metzold, portfolio manager of Eaton Vance High Yield Municipals Fund.

Q: Tom, this was an extremely volatile year in the financial markets. What kind of impact did that volatility have on the high-yield municipal market?

A: In 1998, there was a sharp distinction between the Treasury market and the non-Treasury market, including municipal bonds. That produced a very challenging climate for fixed-income investors. With an economic crisis abroad and a growing credit crunch, investors were drawn to quality. To many investors, that meant U.S. Treasury bonds.

   One result of this trend was that non-Treasury bonds - and especially non-investment-grade bonds - lagged Treasuries in performance. That was especially true of the high-yield sector of the municipal market, where conflicting economic evidence had investors concerned about the direction of the economy. Heavy municipal supply - about $300 billion according to the Bond Market Association - provided additional pressures on the municipal market. In short, while the high-yield municipal market again registered positive returns, this year provided its share of hurdles.

Q: Despite a difficult year, the Fund's risk- adjusted performance again earned its Class A and Class B shares a Five-Star Overall MorningstarTM Rating among 1,571 municipal bond funds./1/ What is behind the Fund's success?

A: This Fund maintains a longer-term view, searching for undervalued bonds and trying to compound superior tax-exempt yields over time. Because this is a long-term bond fund, we tend not to overreact to changing market conditions with major adjustments to duration. Instead, we tend to stay the course and use market setbacks as buying opportunities. That time-tested approach has historically proven to be a sound strategy and has contributed to the Fund's success. Moreover, while this past year was difficult, the Fund continued to rank high within Lipper's High Yield Municipal Debt fund category for the three-year period. The Fund's Class A shares were ranked first among 38 funds for the three-year period ended January 31, 1999. /2/

Q: How have you positioned the Portfolio in recent months?

A: Industrial development bonds remained the Portfolio's largest sector weighting at January 31, 1999 representing 18.4% of the Portfolio. IDBs are bonds that are issued by development agencies to promote economic and industrial


Portfolio Quality Weightings/3/
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Non-Rated         68.8%
BB                 7.0%
BBB                4.6%
B                  3.7%
AA                 3.3%
A                  1.7%
AAA               10.9%

Portfolio Overview/3/
--------------------------------------------------------------------------------

Number of Issues                           144
Average Rating                             BBB
Average Maturity                     24.14 Yrs.
Effective Maturity                   13.64 Yrs.
Average Call                           9.2 Yrs.
Average Dollar Price                   $100.92

/1/ Morningstar ratings reflect historical risk-adjusted performance through 1/31/99 and are subject to change every month. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the Fund's 3-,5-, and 10-year average annual returns (with fee adjustment) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1,577 funds). Ratings refer to Class A and Class B only. Class C shares do not yet have a Morningstar rating. /2/ Source:
Lipper, Inc., a nationally recognized monitor of mutual fund performance. Lipper rankings are based on total return and do not take sales charges into consideration. In Lipper's High Yield Municipal Debt category as of 1/31/99, Eaton Vance High Yield Municipals Fund, Class A, ranked # 45 out of 53 funds for 1 year. It is not possible to invest directly in an Average or Index. /3/ Because the Fund is actively managed, Portfolio Ratings and Portfolio Overview are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance High Yield Municipals Fund as of January 31, 1999

Management Discussion Cont'd


   development. They support public works, such as transportation projects or co-generation facilities; private industrial developments; and pollution control facilities that assist in environmental clean-up.

   These bonds benefit the public because they typically finance industrial projects and promote job creation; they are popular with private enterprise because they provide vital financial support; and they're prized by investors because they offer very attractive tax-exempt yields.

   Because of the uncertain economic climate, we directed our efforts at further diversifying the Portfolio's IDB bonds. We believe that some sectors we have emphasized recently are less likely to suffer if the economy weakens.

Q: In what other areas did you focus the Portfolio's investments?

A: Senior living and life care facilities again played a large role in the Portfolio. We have found excellent opportunities within this segment of the municipal market. With the rapid aging of the nation's population, this area has been viewed as a growth industry. However, we've been careful to avoid those communities where there is a danger of overbuilding.


Your Investment at Work
---------------------------------------
Grove City, PA                          [MEDICAL SYMBOL
Area Hospital Authority                  APPEARS HERE]
Grove Manor Project

 . Grove Manor Nursing Home was founded in 1966 as a non-profit corporation whose mission is to operate nursing and personal care homes for elderly and dependent residents.

 . The home is managed by Extendicare Health Services, Inc., which manages 194 nursing facilities and 37 assisted living facilities in 15 states. Extendicare has won a reputation for providing quality care and hospitality with an underlying respect for the dignity of the individual.

 .  The bonds have a very attractive 6.625% coupon from a well-regarded
   Authority. Issued in 1998, the bonds provide more than 9 years of call protection.

   These facilities - which are sometimes referred to as Continuing Care Retirement Communities - provide a wider range of care than traditional nursing homes, depending on the particular needs of their residents. For example, they may provide apartments to accommodate those who are able to live independently. Another level of care may provide assisted living for those who need some assistance but not an institutional level of care. And for those in need of more advanced attention, some facilities provide full nursing home care.

Q: Nursing homes and hospital bonds were among the Portfolio's largest weightings. What did you find attractive about those sectors?

A: In response to a changing health care climate, the hospital industry has been undergoing a major restructuring in recent years. In that changing landscape, we've tried to focus on the quality institutions that we believe will emerge from the shakeout in a position of strength.

   These institutions may be the product of hospital mergers, or a facility in an especially good demographic location, or one such as Grove Manor {profiled to the bottom left}, which has earned a reputation for delivering quality nursing home care for the elderly.

Q: You also maintained a strong exposure to housing bonds. What attracted you to that area?

A: We were able to find some attractive situations among housing bonds. The housing market has benefited significantly in recent years from a fairly good economy and a decline in interest rates. Those favorable conditions have led to a surge in residential construction, some of which has been financed in part by municipal issues. The Fund's housing bonds represented a wide range of issuers in many different regions.

Eaton Vance High Yield Municipals Fund as of January 31, 1999

Management Discussion Cont'd

   of the country. We also diversified among the types of bonds, including affordable housing, multi-family housing, and single-family housing bonds.

Q: Tom, what is your outlook for the municipal market in the coming year?

A: The outlook for bonds, in general, is favorable. While the economy is generating strong growth, inflation does not appear to be a threat. Moreover, with the budget now registering a surplus, we should be able to start reducing the nation's outstanding debt. Those factors are very positive for the overall bond market.

   As for the municipal market, we continue to see tax-exempt yields that are roughly 100% of Treasury yields. Given that the ratio has historically been around 85% and that the prospect of an imminent tax cut is questionable at best, these recent trends suggest that there may be unprecedented value in municipal bonds. In my view, there is clearly a place for income-producing vehicles in nearly every investor's portfolio. If you factor in their tax-exempt status, municipal bonds offer some of today's best opportunities for the income-oriented investor./1/

/1/ A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.

                             [GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance High Yield Municipals Fund, Class A vs. the Lehman Brothers Municipal Bond Index*

        Date            Fund/NAV           Fund/MOP             LBMBI
        ----            --------           --------             -----
     8/31/95             $10,000             $9,523           $10,000
     9/30/95             $10,229             $9,741           $10,063
    10/31/95             $10,420             $9,923           $10,209
    11/30/95             $10,680            $10,171           $10,379
    12/31/95             $10,824            $10,307           $10,479
     1/31/96             $10,854            $10,337           $10,558
     2/28/96             $10,770            $10,256           $10,487
     3/31/96             $10,617            $10,111           $10,353
     4/30/96             $10,524            $10,022           $10,323
     5/31/96             $10,669            $10,160           $10,319
     6/30/96             $10,781            $10,267           $10,432
     7/31/96             $10,938            $10,416           $10,526
     8/31/96             $11,021            $10,496           $10,524
     9/30/96             $11,177            $10,643           $10,671
    10/31/96             $11,345            $10,804           $10,791
    11/30/96             $11,523            $10,974           $10,989
    12/31/96             $11,554            $11,003           $10,943
     1/31/97             $11,563            $11,011           $10,963
     2/28/97             $11,664            $11,107           $11,064
     3/31/97             $11,574            $11,022           $10,917
     4/30/97             $11,658            $11,102           $11,008
     5/31/97             $11,788            $11,226           $11,174
     6/30/97             $12,105            $11,528           $11,293
     7/31/97             $12,560            $11,961           $11,605
     8/31/97             $12,513            $11,916           $11,497
     9/30/97             $12,633            $12,030           $11,633
    10/31/97             $12,800            $12,190           $11,708
    11/30/97             $12,898            $12,283           $11,777
    12/31/97             $13,159            $12,531           $11,949
     1/31/98             $13,352            $12,715           $12,072
     2/28/98             $13,457            $12,815           $12,076
     3/31/98             $13,534            $12,889           $12,086
     4/30/98             $13,493            $12,849           $12,032
     5/31/98             $13,653            $13,002           $12,222
     6/30/98             $13,717            $13,063           $12,270
     7/31/98             $13,619            $12,969           $12,301
     8/31/98             $13,816            $13,157           $12,491
     9/30/98             $13,857            $13,196           $12,647
    10/31/98             $13,828            $13,168           $12,647
    11/30/98             $13,796            $13,138           $12,691
    12/31/98             $13,791            $13,133           $12,723
     1/31/99             $13,907            $13,244           $12,874

                             [GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance High Yield Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

             Date            Fund/NAV            LBMBI
             ----            --------            -----
          8/31/95             $10,000          $10,000
          9/30/95             $10,183          $10,063
         10/31/95             $10,358          $10,209
         11/30/95             $10,612          $10,379
         12/31/95             $10,747          $10,479
          1/31/96             $10,764          $10,558
          2/28/96             $10,687          $10,487
          3/31/96             $10,526          $10,353
          4/30/96             $10,428          $10,323
          5/31/96             $10,564          $10,319
          6/30/96             $10,675          $10,432
          7/31/96             $10,821          $10,526
          8/31/96             $10,897          $10,524
          9/30/96             $11,049          $10,671
         10/31/96             $11,206          $10,791
         11/30/96             $11,378          $10,989
         12/31/96             $11,403          $10,943
          1/31/97             $11,403          $10,963
          2/28/97             $11,506          $11,064
          3/31/97             $11,404          $10,917
          4/30/97             $11,478          $11,008
          5/31/97             $11,598          $11,174
          6/30/97             $11,909          $11,293
          7/31/97             $12,348          $11,605
          8/31/97             $12,294          $11,497
          9/30/97             $12,408          $11,633
         10/31/97             $12,564          $11,708
         11/30/97             $12,649          $11,777
         12/31/97             $12,904          $11,949
          1/31/98             $13,075          $12,072
          2/28/98             $13,182          $12,076
          3/31/98             $13,243          $12,086
          4/30/98             $13,195          $12,032
          5/31/98             $13,342          $12,222
          6/30/98             $13,399          $12,270
          7/31/98             $13,292          $12,301
          8/31/98             $13,482          $12,491
          9/30/98             $13,513          $12,647
         10/31/98             $13,462          $12,647
         11/30/98             $13,426          $12,691
         12/31/98             $13,420          $12,723
          1/31/99             $13,524          $12,874

Performance**                        Class A        Class B         Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                               4.2%          3.4%             3.2%
Life of Fund++                        10.5           9.5              8.4

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                              -0.8%         -1.5%             2.2%
Life of Fund++                         8.9           8.8              8.4
++ Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

*  Source: Towers Data Systems, Bethesda, MD.

   The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/30/97 at net asset value would have been worth $11,370 on January 31, 1999.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance High Yield Municipals Fund  as of January 31, 1999

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of January 31, 1999
Assets
-------------------------------------------------------------------------
Investment in High Yield Municipals Portfolio,
    at value (identified cost $370,853,037)                 $390,765,345
Receivable for Fund shares sold                                1,108,902
Deferred organization expenses                                    46,894
-------------------------------------------------------------------------
Total assets                                                $391,921,141
-------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------
Dividends payable                                           $    934,198
Payable for Fund shares redeemed                                 422,535
Other accrued expenses                                           144,596
-------------------------------------------------------------------------
Total liabilities                                           $  1,501,329
-------------------------------------------------------------------------
Net Assets                                                  $390,419,812
-------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------
Paid-in capital                                             $373,106,995
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)                (1,665,293)
Accumulated distributions in excess of net
    investment income                                           (934,198)
Net unrealized appreciation from Portfolio (computed
    on the basis of identified cost)                          19,912,308
-------------------------------------------------------------------------
Total                                                       $390,419,812
-------------------------------------------------------------------------

Class A Shares
-------------------------------------------------------------------------
Net Assets                                                  $128,347,155
Shares Outstanding                                            11,278,108
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                            $      11.38
Maximum Offering Price Per Share
    (100 / 95.25 of $11.38)                                 $      11.95
-------------------------------------------------------------------------


Class B Shares
-------------------------------------------------------------------------
Net Assets                                                  $237,496,847
Shares Outstanding                                            20,969,751
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial interest
    interest outstanding)                                   $      11.33
-------------------------------------------------------------------------

Class C Shares
-------------------------------------------------------------------------
Net Assets                                                  $ 24,575,810
Shares Outstanding                                             2,341,724
Net Asset Value, Offering Price and Redemption Price
    Per Share (net assets / shares of beneficial interest
    outstanding)                                            $      10.49
-------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
January 31, 1999
Investment Income
-------------------------------------------------------------------------
Interest allocated from Portfolio                           $ 23,001,213
Expenses allocated from Portfolio                             (2,312,326)
-------------------------------------------------------------------------
Net investment income from Portfolio                        $ 20,688,887
-------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------
Trustees fees and expenses                                  $      2,569
Distribution and service fees
    Class A                                                      172,915
    Class B                                                    1,997,587
    Class C                                                      166,614
Transfer and dividend disbursing agent fees                      284,828
Registration fees                                                 95,103
Custodian fee                                                     30,967
Amortization of organization expenses                             23,872
Printing and postage                                              23,782
Legal and accounting services                                      2,232
Miscellaneous                                                     18,618
-------------------------------------------------------------------------
Total expenses                                              $  2,819,087
-------------------------------------------------------------------------

Net investment income                                       $ 17,869,800
-------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  1,680,263
    Financial futures contracts                                  346,045
-------------------------------------------------------------------------
Net realized gain                                           $  2,026,308
-------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments                                             $ (8,485,319)
    Financial futures contracts                                  880,633
-------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $ (7,604,686)
-------------------------------------------------------------------------

Net realized and unrealized loss                            $ (5,578,378)
-------------------------------------------------------------------------

Net increase in net assets from operations                  $ 12,291,422
-------------------------------------------------------------------------

                        See notes to financial statements

Eaton Vance High Yield Municipals Fund  as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)               Year Ended            Year Ended
in Net Assets                     January 31, 1999      January 31, 1998
-----------------------------------------------------------------------------
From operations --
    Net investment income             $ 17,869,800          $   8,302,448
    Net realized gain (loss)             2,026,308             (1,592,605)
    Net change in unrealized
        appreciation (depreciation)     (7,604,686)            15,064,035
----------------------------------------------------------------------------
Net increase in net assets
    from operations                   $ 12,291,422          $  21,773,878
----------------------------------------------------------------------------

Distributions to shareholders --
----------------------------------------------------------------------------
    From net investment income
        Class A                       $ (6,551,562)         $         --
        Class B                        (10,527,829)            (8,302,448)
        Class C                           (790,409)                   --
    In excess of net
        investment income
        Class A                           (143,542)                   --
        Class B                           (422,357)              (269,780)
        Class C                            (32,682)                   --
----------------------------------------------------------------------------
Total distributions to
    shareholders                      $(18,468,381)         $  (8,572,228)
----------------------------------------------------------------------------
Transactions in shares of
    beneficial interest --

    Proceeds from sale of shares
        Class A                       $ 48,904,668          $         --
        Class B                         70,941,243             72,750,202
        Class C                         18,783,566                    --

    Issued in reorganization
        of EV Traditional and
        EV Classic High Yield
        Municipals Funds
        Class A                        103,128,404                    --
        Class C                          9,447,074                    --

    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared
        Class A                          2,724,257                    --
        Class B                          3,952,176              2,871,887
        Class C                            495,975                    --

    Cost of shares redeemed
        Class A                        (24,448,279)                   --
        Class B                        (25,227,540)           (20,141,026)
        Class C                         (3,811,012)                   --
----------------------------------------------------------------------------
Net increase in net assets
    from Fund share transactions      $204,890,532          $  55,481,063
----------------------------------------------------------------------------

Net increase in net assets            $198,713,573          $  68,682,713
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                  $191,706,239          $ 123,023,526
----------------------------------------------------------------------------
At end of year                        $390,419,812          $ 191,706,239
----------------------------------------------------------------------------

Accumulated
distributions in excess
of net investment income
included in net assets
----------------------------------------------------------------------------
At end of year                        $   (934,198)          $   (294,661)
----------------------------------------------------------------------------

                      See notes to financial statements

Eaton Vance High Yield Municipals Fund  as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                    Year Ended January 31,
                                          ----------------------------------------------------------------------------
                                                         1999(1)                       1998       1997        1996(2)
                                          -------------------------------------  -------------------------------------
                                           Class A        Class B    Class C      Class B      Class B        Class B
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $11.570      $11.520      $10.680      $10.620      $10.650      $10.000
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                      $ 0.647      $ 0.554      $ 0.506      $ 0.594      $ 0.626      $ 0.299
Net realized and unrealized gain (loss)     (0.176)      (0.167)      (0.169)       0.916       (0.026)       0.657
----------------------------------------------------------------------------------------------------------------------
Total income from operations               $ 0.471      $ 0.387      $ 0.337      $ 1.510      $ 0.600      $ 0.956
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income                 $ (0.64)     $(0.554)     $(0.506)     $(0.594)     $(0.626)     $(0.299)
In excess of net investment income          (0.014)      (0.023)      (0.021)      (0.016)      (0.003)      (0.007)
From net realized gain                          --           --          --            --       (0.001)         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                        $(0.661)     $(0.577)     $(0.527)     $(0.610)     $(0.630)     $(0.306)
----------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year             $ 11.380     $ 11.330     $ 10.490     $ 11.520     $ 10.620     $ 10.650
----------------------------------------------------------------------------------------------------------------------

Total Return (3)                              4.16%        3.44%        3.22%       14.67%        5.90%        9.40%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data  +
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)    $128,347     $237,497     $24,576      $191,706     $123,024     $43,520
Ratios (As a percentage of average
  daily net assets):
  Net expenses (4)                            0.95%        1.72%        1.79%        1.76%        1.36%       0.88%(5)
  Net expenses after custodian fee
      reduction (4)                           0.94%        1.71%        1.78%        1.74%        1.32%       0.88%(5)
   Net investment income                      5.60%        4.83%        4.73%        5.36%        5.91%       5.86%(5)
----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses (4)                                                                                   1.73%        1.77%(5)
   Expenses after custodian fee reduction (4)                                                     1.69%        1.77%(5)
   Net investment income                                                                          5.54%        4.97%(5)
Net investment income per share                                                                $ 0.587      $ 0.254
----------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the start of business, August 7, 1995, to January 31, 1996.

(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

Eaton Vance High Yield Municipals Fund as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS


 1  Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance High Yield Municipals Fund (the Fund) is a non-diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in High Yield Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100.0% at January 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable (if any) and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover of $1,420,815, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. Such capital loss carryover will expire January 31, 2006. Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses in the Statement of Operations.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade date basis.

Eaton Vance High Yield Municipals Fund as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS  CONT'D

 2  Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended January 31, 1999, $68,698 was reclassified from accumulated distributions in excess of net investment income to paid-in capital due to permanent differences between book and tax accounting for distributions. Net investment income, net realized gains and net assets were not affected by these reclassifications.

 3  Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
                                                                Year Ended
    Class A                                                  January 31, 1999
    ----------------------------------------------------------------------------
    Sales                                                         4,249,799
    Issued to shareholders electing to receive payment
     of distributions in Fund shares                                236,663
    Redemptions                                                  (2,125,063)
    Issued to EV Traditional High Yield Municipals
      Fund shareholders                                           8,916,709
    ----------------------------------------------------------------------------
      Net increase                                               11,278,108
    ----------------------------------------------------------------------------


                                                     Year Ended January 31,
                                                --------------------------------
    Class B                                            1999         1998
    ----------------------------------------------------------------------------
    Sales                                          6,184,460      6,630,440
    Issued to shareholders electing to receive
      payments of distributions in Fund shares       344,632        261,353
    Redemptions                                   (2,202,194)    (1,832,927)
    ----------------------------------------------------------------------------
      Net increase                                 4,326,898      5,058,866
    ----------------------------------------------------------------------------

                                                                Year Ended
     Class C                                                 January 31, 1999
    ----------------------------------------------------------------------------
    Sales                                                         1,770,160
    Issued to shareholders electing to receive
     payment of distributions in Fund shares                         46,821
    Redemptions                                                    (360,167)
    Issued to EV Classic High Yield Municipals
      Fund shareholders                                             884,910
    ----------------------------------------------------------------------------
    Net increase                                                  2,341,724
    ----------------------------------------------------------------------------


 4  Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of EVM and BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $67,298 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 1999.

 5  Distribution and Service Plans
    ----------------------------------------------------------------------------
    The Fund has adopted distribution plans (Class B Plan and Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan, the Plans). The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges

Eaton Vance High Yield Municipals Fund as of January 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D


    of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,629,956 and $124,961 for Class B and Class C shares, respectively, to EVD for the year ended January 31, 1999, representing 0.75% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At January 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $9,309,000 and $1,437,000 for Class B and Class C shares, respectively.

    In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 1999 amounted to $172,915, $367,631, and $41,653 for Class A, Class B, and Class C shares, respectively.

 6  Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

    No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $589,000 and $15,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended January 31, 1999.

 7  Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 1999 aggregated $141,274,518 and $68,691,387, respectively.

 8  Transfer of Net Assets
    ----------------------------------------------------------------------------
    On February 1, 1998, EV Marathon High Yield Municipals Fund acquired the net assets of the EV Traditional High Yield Municipals Fund and EV Classic High Yield Municipals Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon High Yield Municipals Fund, at the closing, issued 8,916,709 Class A shares and 884,910 Class C shares of the Fund having an aggregate value of $103,128,404 and $9,447,074, respectively. As a result, the Fund issued one Class A share and one Class C share for each share of EV Traditional High Yield Municipals Fund and EV Classic High Yield Municipals Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional High Yield Municipals Fund's and EV Classic High Yield Municipals Fund's net assets at February 1, 1998 were $103,128,404 and $9,447,074, respectively, including $9,165,643 and $297,279 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance High Yield Municipals Fund (formerly "EV Marathon High Yield Municipals Fund") were $304,281,717 with a net asset value of $11.57, $11.52 and $10.68 for Class A, Class B and Class C shares, respectively.

 9  Name Change
    ----------------------------------------------------------------------------
    On February 1, 1998, EV Marathon High Yield Municipals Fund changed its name to Eaton Vance High Yield Municipals Fund.

Eaton Vance High Yield Municipals Fund as of January 31, 1999
INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Municipals Trust II:

--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1999 and 1998 and the financial highlights for the three years ended January 31, 1999 and for the period from the start of business, August 7, 1995, to January 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund at January 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP
                                                Boston, Massachusetts
                                                March 5, 1999

High Yield Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

                                   Principal
                                   Amount
Security                           (000's Omitted)  Value
----------------------------------------------------------------------

Assisted Living -- 4.9%
----------------------------------------------------------------------
Arizona Health Facilities
Authority, (Care Institute,
Inc.-Mesa), 7.625%, 1/1/26         $ 2,500          $  2,619,150
Chester, PA, IDA, (Senior
Life-Choice of Kimberton),
(AMT), 8.50%, 9/1/25                 1,000             1,144,020
Chester, PA, IDA, (Senior
Life-Choice of Paoli L.P.),
8.05%, 1/1/24                        2,000             2,233,160
Delaware, PA, IDA, (Glen
Riddle), (AMT), 8.625%, 9/1/25       1,600             1,841,120
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/13                               1,000               301,300
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/13                               1,000               288,600
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/14                               1,000               276,430
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/14                               1,000               264,770
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/15                               1,000               253,990
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/15                               1,000               243,300
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/16                               1,000               233,050
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/16                               1,000               223,230
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/17                               1,000               213,460
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/17                               1,000               204,460
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/18                               1,000               195,840
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/18                               1,000               187,580
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
1/1/19                               1,000               179,670
Glen Cove, NY, IDA, (The
Regency at Glen Cove), 0.00%,
7/1/19                               1,000               172,090
Illinois Development Finance
Authority, (Care Institute,
Inc.), 7.80%, 6/1/25                 3,740             4,109,101
New Jersey EDA, (Chelsea at
East Brunswick), (AMT), 8.25%,
10/1/20                              3,500             3,893,190
----------------------------------------------------------------------
                                                    $ 19,077,511
----------------------------------------------------------------------

Cogeneration -- 4.6%
----------------------------------------------------------------------
Maryland Energy Cogeneration,
(AES Warrior Run), (AMT),
7.40%, 9/1/19                      $ 7,000          $  7,399,629
Palm Beach County, FL,
(Okeelanta Power), (AMT),
6.85%, 2/15/21/(1)/                  3,500             2,800,000
Palm Beach County, FL,
(Osceola Power), (AMT), 6.95%,
1/1/22/(1)/                          4,000             3,160,000
Pennsylvania EDA, (Northampton
Generating Subordinated),
Junior Liens, (AMT),
6.875%, 1/1/11                       1,000             1,054,690
Pennsylvania EDA, (Northampton
Generating), (AMT), 6.60%,
1/1/19                               3,500             3,728,375
----------------------------------------------------------------------
                                                    $ 18,142,694
----------------------------------------------------------------------

Education -- 0.6%
----------------------------------------------------------------------
New Hampshire HEFA,
(Colby-Sawyer College), 7.50%,
6/1/26                             $ 2,000          $  2,210,480
----------------------------------------------------------------------
                                                    $  2,210,480
----------------------------------------------------------------------

Electric Utilities -- 6.3%
----------------------------------------------------------------------
Apache County, AZ, IDA,
(Tuscon Electric Power Co.),
5.85%, 3/1/28                      $ 4,000          $  3,961,680
Connecticut State Development
Authority, (Connecticut Light
and Power), 5.85%, 9/1/28            2,500             2,514,025
Connecticut State Development
Authority, (Western
Massachusetts Electric Co.),
5.85%, 9/1/28                        5,000             5,018,700
Eugene, OR, (Trojan Nuclear
Power), 5.90%, 9/1/09                1,000             1,029,900
Intermountain Power Agency,
UT, Variable Rate, 7/1/11/(2)/       3,500             3,933,125
Long Island, NY, Power
Authority, (RITES), Variable
Rate, 12/1/29                        5,000             5,323,800
New York State Energy,
Research and Development
Authority, (Long Island
Lighting Co.), (AMT), 7.15%,
9/1/19                               2,500             2,738,800
----------------------------------------------------------------------
                                                    $ 24,520,030
----------------------------------------------------------------------

Escrowed / Prerefunded -- 10.3%
----------------------------------------------------------------------
Colorado Health Facilities
Authority, (Liberty Heights),
Escrowed to Maturity,
0.00%, 7/15/20                     $ 3,410          $  1,100,441
Colorado Health Facilities
Authority, (Liberty Heights),
Escrowed to Maturity,
0.00%, 7/15/22                      13,445             3,904,831
Colorado Health Facilities
Authority, (Liberty Heights),
Escrowed to Maturity,
0.00%, 7/15/24                      14,115             3,689,379
Dawson Ridge, CO, Metropolitan
District #1, Escrowed to
Maturity, 0.00%, 10/1/22            10,000             2,859,000
Dawson Ridge, CO, Metropolitan
District #1, Escrowed to
Maturity, 0.00%, 10/1/22             3,500             1,000,650


                        See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                                   Principal
                                   Amount
Security                           (000's Omitted)  Value
----------------------------------------------------------------------

Escrowed / Prerefunded (continued)
----------------------------------------------------------------------
Detroit, MI, Sewer Disposal,
(FGIC), Prerefunded to
7/17/03, Variable Rate,
7/1/23/(2)/                        $ 2,290          $  2,716,513
Illinois Development Finance
Authority, (Regency Park),
Escrowed to Maturity, 0.00%,
7/15/25                              3,295               784,045
Kansas City, MO, IDA,
(Kingswood United Methodist
Manor), Prerefunded to
11/15/03, 9.00%, 11/15/13            3,685             4,562,546
Maricopa County, AZ, IDA,
(Place Five and The Greenery),
Escrowed to Maturity,
6.625%, 1/1/27                       2,500             2,927,425
Maricopa County, AZ, IDA,
(Place Five and The Greenery),
Escrowed to Maturity,
8.625%, 1/1/27                       1,725             2,282,658
Massachusetts HEFA,
(Milford-Whitinsville
Hospital), Prerefunded to
7/15/02, 7.75%, 7/15/17              3,000             3,454,170
Saint Tammany, LA, Public
Finance, (Christwood),
Prerefunded to 5/15/05, 9.00%,
11/15/25                             3,955             5,246,663
San Joaquin Hills
Transportation Corridor
Agency, CA, Toll Road Bonds,
Escrowed to Maturity, 0.00%,
1/1/25                              10,000             2,803,900
San Joaquin Hills
Transportation Corridor
Agency, CA, Toll Road Bonds,
Escrowed to Maturity, 0.00%,
1/1/26                              10,000             2,666,900
----------------------------------------------------------------------
                                                    $ 39,999,121
----------------------------------------------------------------------

Gas Utilities -- 0.6%
----------------------------------------------------------------------
Southern California Public
Power Authority, Variable
Rate, 7/1/12/(2)/                  $ 2,000          $  2,310,000
----------------------------------------------------------------------
                                                    $  2,310,000
----------------------------------------------------------------------

Hospital -- 9.5%
----------------------------------------------------------------------
Colorado Health Facilities
Authority, (Rocky Mountain
Adventist), (RITES),
Variable Rate, 2/1/22/(2)/         $ 5,000          $  5,701,200
Forsyth County, GA, Hospital
Authority Revenue, (Georgia
Baptist Health Care System),
6.25%, 10/1/18                       3,685             3,643,544
Forsyth County, GA, Hospital
Authority Revenue, (Georgia
Baptist Health Care System),
6.375%, 10/1/28                      3,700             3,663,111
Hidalgo County, TX, (Health
Services Corp., Mission
Hospital, Inc.), 6.875%,
8/15/26                              2,500             2,756,450
Illinois Health Facilities
Authority, (Proctor Community
Hospital), 7.375%, 1/1/23            2,500             2,647,175
Louisiana Public Facilities
Authority, (General Health
Systems), 6.80%, 11/1/16             2,915             3,227,663
Monroeville, PA, Hospital
Authority, (Forbes Health
System), 5.75%, 10/1/05                400               360,000
Monroeville, PA, Hospital
Authority, (Forbes Health
System), 6.25%, 10/1/15              1,000               880,000
New Hampshire HEFA, (Littleton
Hospital Assn.), 6.00%, 5/1/28
Philadelphia, PA, HEFA,              2,000             2,030,040
(Graduate Health System),
6.625%, 7/1/21/(1)/                  2,205               837,900
Philadelphia, PA, HEFA,
(Graduate Health System),
7.00%, 7/1/05/(1)/                   3,170             1,204,600
Prince George's County, MD,
(Greater Southeast Healthcare
System), 6.375%, 1/1/13                875               542,500
Prince George's County, MD,
(Greater Southeast Healthcare
System), 6.375%, 1/1/23              5,900             3,658,000
San Bernadino, CA, (San
Bernadino Community Hospital),
7.875%, 12/1/08                      1,000             1,038,330
San Bernadino, CA, (San
Bernadino Community Hospital),
7.875%, 12/1/19                      1,325             1,374,674
San Gorgonio, CA, (Memorial
Health Care District), 5.75%,
5/1/20                               1,785             1,758,993
Wells County, IN,
(Caylor-Nickel Medical
Center), 8.75%, 4/15/12              1,500             1,723,080
----------------------------------------------------------------------
                                                    $ 37,047,260
----------------------------------------------------------------------

Housing -- 7.5%
----------------------------------------------------------------------
Atlanta, GA, Urban Residential
Finance Authority, (John
Hope), 7.25%, 6/1/07               $ 2,000          $  2,027,140
Colorado HFA, Single Family
Housing, (AMT), 7.65%, 12/1/25       3,440             3,834,740
Cuyahoga County, OH, (Rolling
Hills Apartment), (AMT),
8.00%, 1/1/28                        2,430             2,497,408
Florence, KY, Housing
Facilities, (Blue Grass
Housing), 7.625%, 5/1/27             2,430             3,017,453
Lake Creek, CO, Affordable
Housing Corp., Multifamily,
7.00%, 12/1/23                       1,000             1,018,110
Lucas County, OH, (Country
Creek), (AMT), 8.00%, 7/1/26         3,735             3,776,645
Maricopa County, AZ, IDA,
(National Health Facilities
II), 6.375%, 1/1/19                  4,500             4,572,225
Maricopa County, AZ, IDA,
(National Health Facilities
II), 6.625%, 7/1/33                  1,500             1,523,775
Minneapolis, MN, Community
Development, (Lindsay
Brothers), 9.50%, 12/1/07            1,725             1,939,556
North Little Rock, AR,
Residential Housing
Facilities, (Parkstone Place),
9.75%, 8/1/21                        4,665             4,904,454
----------------------------------------------------------------------
                                                    $ 29,111,506
----------------------------------------------------------------------

High Yield Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D


                                   Principal
                                   Amount
Security                           (000's Omitted)  Value
----------------------------------------------------------------------

Industrial Development Revenue -- 18.4%
----------------------------------------------------------------------
ABIA Development Corp.,
(Austin Cargoport Development,
L.L.C.), (AMT),
9.25%, 10/1/21                     $ 2,815          $  3,220,923
Camden County, NJ, (Holt
Hauling), (AMT), 9.875%, 1/1/21      2,000             2,485,760
Carbon County, UT, (Laidlaw
Environmental Services Inc.),
(AMT), 7.45%, 7/1/17                 3,900             4,287,348
Clark County, NV, (Nevada
Power), (RITES), (AMT),
Variable Rate, 11/1/30               5,000             5,043,900
Florence County, SC, (Stone
Container Co.), 7.375%, 2/1/07       1,570             1,675,190
Hancock County, KY, (Southwire
Co.), (AMT), 7.75%, 7/1/26           2,700             2,915,028
Iowa Finance Authority,
(Southbridge Mall), 6.375%,
12/1/13                              3,715             3,837,001
Kansas City, MO, IDA, (Airline
Cargo Facilities), (AMT),
8.50%, 1/1/17                        3,960             4,471,474
Kimball, NE, EDA, (Clean
Harbors, Inc.), 10.75%, 9/1/26       3,000             3,284,820
Michigan Strategic Fund,
(Crown Paper), (AMT), 6.50%,
8/1/21                               1,700             1,546,099
Michigan Strategic Fund, (S.D.
Warren Co.), (AMT), 7.375%,
1/15/22                              3,500             3,872,190
Morgantown, KY, (IMCO
Recycling, Inc)., 7.45%, 5/1/22      3,400             3,612,398
New Albany, IN, IDA, (K-Mart
Co.), 7.40%, 6/1/06                  1,095             1,170,982
New Hampshire Business Finance
Authority, (Crown Paper Co.),
(AMT), 7.875%, 7/1/26                2,750             2,731,988
New Hampshire, (Public Service
Co. of NH), (AMT), 7.65%, 5/1/21     3,420             3,632,963
New Jersey EDA, (Holt
Hauling), 8.95%, 12/15/18              500               552,250
New Jersey EDA, (Holt
Hauling), (AMT), 7.90%, 3/1/27       4,000             4,516,800
Ohio Solid Waste Revenue,
(Republic Engineered Steels,
Inc.), (AMT), 9.00%, 6/1/21          4,000             4,295,360
Perry County, KY, (TJ
International, Inc.), (AMT),
6.55%, 4/15/27                       2,000             2,163,820
Philadelphia, PA, IDA,
(Refrigerated Enterprises),
(AMT), 9.05%, 12/1/19                  500               559,085
Riverdale Village, IL, (ACME
Metals, Inc.), (AMT), 7.90%,
4/1/24                               3,500             3,150,070
Riverdale Village, IL, (ACME
Metals, Inc.), (AMT), 7.95%,
4/1/25                               3,345             2,943,600
Robbins, IL, Resource
Recovery, (AMT), 8.375%,
10/15/10                             1,500               810,000
Robbins, IL, Resource
Recovery, (AMT), 8.375%,
10/15/16                             3,500             1,890,000
Skowhegan, ME, (S.D. Warren
Co.), (AMT), 6.65%, 10/15/15         3,000             3,202,710
----------------------------------------------------------------------
                                                    $ 71,871,759
----------------------------------------------------------------------

Insured-Lease Revenue /
Certificates of Participation -- 0.8%
----------------------------------------------------------------------
San Mateo County, CA, Joint
Powers Financing Authority,
(FSA), 5.00%, 7/15/29              $ 3,000          $  3,000,000
----------------------------------------------------------------------
                                                    $  3,000,000

Insured-Senior Living / Life Care -- 0.6%
----------------------------------------------------------------------
Hancock, MI HFA, (Portage
Health), (MBIA), 5.45%, 8/1/47     $ 2,200          $  2,269,982
----------------------------------------------------------------------
                                                    $  2,269,982
----------------------------------------------------------------------

Insured-Transportation -- 2.0%
----------------------------------------------------------------------
Central Puget Sound, WA,
Transportation Authority,
(FGIC), 4.75%, 2/1/28              $ 4,000          $  3,832,960
San Francisco, CA, City and
County Airports Commission,
(International Airport),
(FSA), 4.75%, 5/1/29                 4,000             3,884,080
----------------------------------------------------------------------
                                                    $  7,717,040
----------------------------------------------------------------------

Insured-Water and Sewer -- 0.2%
----------------------------------------------------------------------
Detroit, MI, Sewer Disposal,
(FGIC), Variable Rate,
7/1/23/(2)/                        $   710          $    798,750
----------------------------------------------------------------------
                                                    $    798,750
----------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.2%
----------------------------------------------------------------------
Hardeman County, TN,
(Correctional Facilities
Corp.), 7.75%, 8/1/17              $ 4,000          $  4,529,480
----------------------------------------------------------------------
                                                    $  4,529,480
----------------------------------------------------------------------

Miscellaneous -- 9.2%
----------------------------------------------------------------------
Atlanta, GA, Downtown
Development Authority,
(Central Atlanta Hospitality
Childcare, Inc.), 8.00%, 1/1/26    $ 3,760          $  4,200,822
Colorado River Indian Tribe,
6.25%, 8/1/04                        3,000             3,034,290
Osceola County, FL, IDA,
Community Pooled Loan-93,
7.75%, 7/1/17                        2,000             2,164,040


                        See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D


                                   Principal
                                   Amount
Security                           (000's Omitted)  Value
----------------------------------------------------------------------

Miscellaneous (continued)
----------------------------------------------------------------------
Pittsfield Township, MI,
(Arbor Hospice), 8.125%,
8/15/17                            $ 1,350          $  1,421,928
Santa Fe, NM, (1st Interstate
Plaza), 8.00%, 7/1/13                3,251             3,552,698
Santa Fe, NM, (Crow Hobbs),
8.50%, 9/1/16                        3,300             3,677,586
Tax Exempt Securities Trust,
8.50%, 12/1/36/(3)/                  2,360             2,609,331
Tax Exempt Securities Trust,
8.81%, 12/1/36/(3)/                  1,982             2,274,149
Tax Exempt Securities Trust,
7.00%, 12/1/36/(3)/                  1,318             1,465,379
Tax Exempt Securities Trust,
8.70%, 12/1/36/(3)/                    991             1,129,831
Tax Exempt Securities Trust,
7.00%, 12/1/36/(3)/                  1,090             1,211,968
Tax Exempt Securities Trust,
8.875%, 12/1/36/(3)/                   595               684,391
Tax Exempt Securities Trust,
6.75%, 12/1/36/(3)/                  2,557             2,799,538
Tax Exempt Securities Trust,
8.375%, 12/1/36/(3)/                   852               953,853
Tax Exempt Securities Trust,
7.75%, 12/1/36/(3)/                  2,378             2,564,363
Tax Exempt Securities Trust,
7.90%, 12/1/36/(3)/                  2,000             2,188,880
----------------------------------------------------------------------
                                                    $ 35,933,047
----------------------------------------------------------------------

Nursing Home -- 5.7%
----------------------------------------------------------------------
Clovis, NM, IDR, (Retirement
Ranches, Inc.), 7.75%, 4/1/19      $ 3,475          $  3,836,053
Kansas City, MO, IDA, (Beverly
Enterprises), 8.00%, 12/1/02         2,175             2,334,993
Massachusetts IFA, (Age
Institute of Massachusetts),
8.05%, 11/1/25                       2,500             2,815,550
Minneapolis, MN, (Walker
Methodist Senior Services),
6.00%, 11/15/28                      3,200             3,251,072
Mississippi Business Finance
Corp., (Magnolia Healthcare),
7.99%, 7/1/25                        1,200             1,302,108
Tarrant County, TX, Health
Facilities, (3927 Foundation),
10.25%, 9/1/19                       4,500             4,709,070
Westmoreland, PA, (Highland
Health Systems, Inc.), 9.25%,
6/1/22                               3,460             3,904,610
----------------------------------------------------------------------
                                                    $ 22,153,456
----------------------------------------------------------------------

Senior Living / Life Care -- 10.6%
----------------------------------------------------------------------
Albuquerque, NM, Retirement
Facility Revenue, 6.60%,
12/15/28                           $ 8,000          $  7,968,159
Colorado Health Facilities
Authority, Revenue Refunding
and Improvement, (Volunteers),
5.75%, 7/1/20                        2,300             2,278,909
Colorado Health Facilities
Authority, Revenue Refunding
and Improvement, (Volunteers),
5.875%, 7/1/28                       3,600             3,599,784
Delaware County, PA, (White
Horse Village), 7.30%, 7/1/14        3,500             3,798,865
Grove City, PA, Area Hospital
Health Facilities Authority,
(Grove Manor), 6.625%, 8/15/29       2,000             2,001,500
Kansas City, MO, IDA,
(Kingswood United Methodist
Manor), 5.875%, 11/15/29             7,500             7,352,775
Louisiana Housing Finance
Agency, (HCC Assisted Living
Group 1), (AMT), 9.00%, 3/1/25       3,545             3,987,593
Massachusetts IFA, (Forge
Hill), (AMT), 6.75%, 4/1/30          5,355             5,198,634
North Miami, FL, Health Care
Facilities, (Imperial Club),
8.00%, 1/1/33                        5,240             5,239,895
----------------------------------------------------------------------
                                                    $ 41,426,114
----------------------------------------------------------------------

Special Tax Revenue -- 4.0%
----------------------------------------------------------------------
Brentwood, CA, Infrastructure
Financing Authority, 5.60%,
9/2/19                             $ 1,700          $  1,685,618
Cottonwood, CO, Water and
Sanitation District, 7.75%,
12/1/20                              3,800             4,114,868
Dulles, VA, Community
Development Authority, (Dulles
Town Center), 6.25%, 3/1/26          1,500             1,536,060
Fontana, CA, (Community Fac
Dist.), 6.375%, 9/1/17               4,000             4,000,040
Frederick County, MD, Urbana
Community Development
Authority, 6.625%, 7/1/25            4,250             4,297,473
----------------------------------------------------------------------
                                                    $ 15,634,059
----------------------------------------------------------------------

Transportation -- 3.0%
----------------------------------------------------------------------
Eagle County, CO, (Airport
Terminal), (AMT), 7.50%, 5/1/21    $   500          $    544,020
New Jersey State
Transportation Trust Fund,
Variable Rate, 6/15/17/(2)/          5,000             5,120,550
Northwest Arkansas Regional
Airport Authority, (AMT),
7.625%, 2/1/27                       5,250             6,094,358
----------------------------------------------------------------------
                                                    $ 11,758,928
----------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $369,583,392)                  $389,511,217
----------------------------------------------------------------------
AMT - Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative
    Minimum Tax.

At January 31, 1999, the concentration of the Portfolio's investments in various states determined as a percentage of total investments individually represent less than 10% in each state.

/(1)/ Non-income producing security.
/(2)/ Security has been issued as an inverse floater bond.
/(3)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the value of these securities amounted to $17,881,683 or 4.6% of the Portfolio's net assets.

                        See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 1999

Assets
----------------------------------------------------------------
Investments, at value
    (identified cost, $369,583,392)                 $389,511,217
Cash                                                   3,050,730
Receivable for investments sold                          316,913
Interest receivable                                    6,587,082
Deferred organization expenses                             6,332
----------------------------------------------------------------
Total assets                                        $399,472,274
----------------------------------------------------------------

Liabilities
----------------------------------------------------------------
Payable for investments purchased                   $  8,538,751
Other accrued expenses                                    24,559
----------------------------------------------------------------
Total liabilities                                   $  8,563,310
----------------------------------------------------------------
Net Assets applicable to investors' interest
    in Portfolio                                    $390,908,964
----------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                     $370,981,139
Net unrealized appreciation (computed on the
    basis of identified cost)                         19,927,825
----------------------------------------------------------------
Total                                               $390,908,964
----------------------------------------------------------------

Statement of Operations

For the Year Ended
January 31, 1999
Investment Income
----------------------------------------------------------------
Interest                                            $ 23,010,435
----------------------------------------------------------------
Total investment income                             $ 23,010,435
----------------------------------------------------------------


Expenses
----------------------------------------------------------------
Investment adviser fee                              $  2,048,637
Trustees fees and expenses                                25,817
Custodian fee                                            167,137
Legal and accounting services                             32,923
Amortization of organization expenses                      1,460
Miscellaneous                                             85,009
----------------------------------------------------------------
Total expenses                                      $  2,360,983
----------------------------------------------------------------
Deduct --
    Reduction of custodian fee                      $     47,730
----------------------------------------------------------------
Total expense reductions                            $     47,730
----------------------------------------------------------------

Net expenses                                        $  2,313,253
----------------------------------------------------------------

Net investment income                               $ 20,697,182
----------------------------------------------------------------

Realized and Unrealized
Gain (Loss)
----------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                       $  1,681,645
    Financial futures contracts                          346,179
----------------------------------------------------------------
Net realized gain                                   $  2,027,824
----------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)             $ (8,489,463)
    Financial futures contracts                          881,125
----------------------------------------------------------------
Net change in unrealized appreciation               $ (7,608,338)
    (depreciation)
----------------------------------------------------------------

Net realized and unrealized loss                    $ (5,580,514)
----------------------------------------------------------------

Net increase in net assets from operations          $ 15,116,668
----------------------------------------------------------------

                       See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)        Year Ended         Year Ended
in Net Assets              January 31, 1999   January 31, 1998
---------------------------------------------------------------
From operations--
    Net investment income      $ 20,697,182       $ 15,142,576
    Net realized gain
    (loss)                        2,027,824         (2,433,190)
    Net change in
       unrealized
       appreciation
       (depreciation)            (7,608,338)        22,980,129
---------------------------------------------------------------
Net increase in net
    assets from
    operations                 $ 15,116,668       $ 35,689,515
---------------------------------------------------------------
Capital transactions --
    Contributions              $141,274,518       $128,845,777
    Withdrawals                 (68,691,387)       (42,026,586)
---------------------------------------------------------------
Net increase in net
    assets from
    capital transactions       $ 72,583,131       $ 86,819,191
---------------------------------------------------------------

Net increase in net
    assets                     $ 87,699,799       $122,508,706
---------------------------------------------------------------

Net Assets
---------------------------------------------------------------
At beginning of year           $303,209,165       $180,700,459
---------------------------------------------------------------
At end of year                 $390,908,964       $303,209,165
---------------------------------------------------------------

                       See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Year Ended January 31,
                                                  --------------------------------------------------------------------------
                                                         1999              1998                 1997                1996(1)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                             0.67%             0.68%                0.34%               0.06%(2)
Net expenses after custodian fee reduction               0.66%             0.66%                0.30%               0.06%(2)
Net investment income                                    5.88%             6.43%                6.96%               6.95%(2)
Portfolio Turnover                                         25%                8%                  41%                 32%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)           $   390,909       $   303,209          $   180,700         $    72,077
----------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses                                                                                          0.71%             0.71%(2)
Expenses after custodian fee reduction                                                            0.67%             0.71%(2)
Net investment income                                                                             6.59%             6.30%(2)
----------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, August 7, 1995, to January 31, 1996.
(2) Annualized.


                        See notes to financial statements

High Yield Municipals Portfolio as of January 31, 1999
NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
  -----------------------------------------------------------------------------
  High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1995, seeks to provide high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of the income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated futures changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

  G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on when-issued or delayed delivery basis are marked to market daily and begin accruing interest on settlement date.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses in the Statement of Operations.

High Yield Municipals Portfolio as of January 31, 1999
NOTES TO FINANCIAL STATEMENTS CONT'D


  I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sales of securities). For the year ended January 31, 1999, the fee was equivalent to 0.58% of the Portfolio's average net assets for such period and amounted to $2,048,637. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1999, no significant amounts have been deferred.

3 Investments
  -----------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $179,091,682 and $84,947,041, respectively, for the year ended January 31, 1999.

4 Federal Income Tax Basis of Investments
  -----------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at January 31, 1999, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $369,827,540
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                  29,000,797
  Gross unrealized depreciation                                  (9,317,120)
  -----------------------------------------------------------------------------

  Net unrealized appreciation                                  $ 19,683,677
  -----------------------------------------------------------------------------

5 Line of Credit
  -----------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1999, the Portfolio had no balance outstanding pursuant to the line of credit.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1999, the Portfolio had no open futures contracts.

High Yield Municipals Portfolio as of January 31, 1999
INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors
of High Yield Municipals Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1999 and 1998 and the supplementary data for the three years ended January 31, 1999 and for the period from the start of business, August 7, 1995, to January 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of High Yield Municipals Portfolio at January 31, 1999, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                             DELOITTE & TOUCHE LLP
                             Boston, Massachusetts
                             March 5, 1999

Eaton Vance High Yield Municipals Fund as of January 31, 1999

INVESTMENT MANAGEMENT


Eaton Vance High Yield Municipals Fund


Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset
Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


High Yield Municipals Portfolio

Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Thomas Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer, United Asset
Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of
High Yield Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
Eaton Vance High Yield Municipals Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Eaton Vance High Yield Fund
24 Federal Street
Boston, MA 02110


-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
------------------------------------------------------------------------------

                                                                       HYSRC1/99